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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                         event reported): March 8, 2002
                                          -------------



                               HARRIS CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       1-3863                   34-0276860
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


        1025 West NASA Blvd., Melbourne, FL                32919
     -----------------------------------------           ----------
     (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (321) 727-9100

                                    No Change
              -----------------------------------------------------
          (Former name or former address, if changed since last report.)



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Items 1.-4.       Not Applicable.

Item 5.           Other Events and Regulation FD Disclosure

                  On March 8, 2002, Harris Corporation ("Harris" or the "Company") reiterated its prior earnings per share guidance for the fiscal year ending June 28, 2002, and provided earnings per share guidance for fiscal 2003.

                   A copy of the press release is filed hereto as Exhibit 99 and is incorporated herein by reference.


Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Financial Statements.
                                    None.

                  (b)      Pro Forma Financial Information.
                                    None.

                  (c)      Exhibits.

                           The following documents are filed as Exhibits to this
Report:

                           99.      Press Release dated March 8, 2002.

Items 8.-9.                Not Applicable.




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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HARRIS CORPORATION


                                       By:  /s/ Richard L. Ballantyne
                                            ------------------------------------
                                       Name:    Richard L. Ballantyne
                                       Title:   Vice President - General Counsel
                                                and Secretary



Date:      March 8, 2002


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                                  EXHIBIT INDEX



  Exhibit No.
   Under Reg.
 S-K, Item 601                 Description
---------------      ----------------------------------

      99.            Press Release dated March 8, 2002.